UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Datalink Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 25, 2016 DATALINK CORPORATION You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000287684_1 R1.0.1.25 See the reverse side of this notice to obtain proxy materials and voting instructions. Meeting Information Meeting Type: Annual Meeting For holders as of: March 28, 2016 Date: May 25, 2016Time: 3:00 PM CDT Location: Corporate Offices of Datalink Corporation 10050 Crosstown Circle Suite 500 Eden Prairie, MN 55344

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: Have the information that is printed in the box marked by the arrow (located on the by the arrow (located on the following page) in the subject line. How To Vote Please Choose One of the Following Voting Methods marked by the arrow available and follow the instructions. 0000287684_2 R1.0.1.25 Vote In Person: If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 1. Notice of Annual Meeting of Shareholders2. Proxy Statement3. 2016 Annual Report to Shareholders How to View Online: following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE:1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 11, 2016 to facilitate timely delivery.

The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees BRENT G. BLACKEY MERCEDES A. WALTON 01 06 02 PAUL F. LIDSKY 07 JAMES L. ZUCCO, JR. 03 GREG R. MELAND 04 J. PATRICK O'HALLORAN05 JAMES E. OUSLEY The Board of Directors recommends you vote FOR the following proposal(s): 2 A non-binding advisory vote to approve executive officer compensation; 3 The amendment and restatement of the Datalink Corporation 2011 Incentive Compensation Plan to increase the Plan's share reserve by 750,000 shares and make additional clarifying, administrative and technical changes; 4 Ratification of the appointment of RSM US LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016. NOTE: This proxy, when properly executed, will be voted as directed, or if no distinction is given, FOR Proposals 1,2,3 and 4. Discretionary authority is hereby confirmed as to all matters which may properly come before the meeting or any adjournments or postponements thereof. 0000287684_3 R1.0.1.25 Voting items

0000287684_4 R1.0.1.25 Voting Instructions